UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

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FTS INTERNATIONAL, INC.
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[The following email invitation was sent to employees of FTS International, Inc. on October 22, 2021.]

Town Hall Outlook Invite

Date:	October 22, 2021

To:	All employees

From:	Michael Doss

RE:	Town Hall - Important Business Update from CEO Mike Doss

This morning, we announced that we have agreed to be acquired by ProFrac Holdings, a leading oilfield services company. This transaction will create one of the largest pressure pumping companies in the U.S.; readily positioned to compete more effectively with enhanced expertise, technology, and scale.

As we move toward completion of the transaction, which we expect will take place in the first quarter of 2022, we will continue to provide relevant updates and continue operations as usual.

I look forward to sharing more details about this morning’s announcement during this town hall. Please make every effort to dial in. The playback will be posted on the CREW later today for those who are unable to attend.

For additional information on the announcement, attached is the press release that we issued this morning.

Mike

To join by phone:

For higher quality, dial a number based on your current location:

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+1(650)2424929

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+1(213)2505700

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Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between FTS International, Inc. (“FTSI” or the “Company”) and ProFrac Holdings, LLC (“Acquiror”). In connection with this proposed transaction, FTSI may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document FTSI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of FTSI as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

FTSI, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of FTSI is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about FTSI’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on FTSI's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of FTSI based on current expectations and assumptions relating to FTSI’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of FTSI’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of FTSI, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of FTSI to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that FTSI’s businesses serve which could have an effect on demand for FTSI’s products and impact FTSI’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in FTSI’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of FTSI’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and FTSI does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

[The following talking points were made available for use by senior leadership of FTS International, Inc. with employees on October 22, 2021.]

Announcement

•	FTSI has agreed to be acquired by ProFrac Holdings, a leading oilfield services company.

•	By combining with ProFrac, we will create one of the leading completions focused companies in the U.S.

o	We will be in a better position to succeed and compete through cycles, deliver the best level of service to our customers and retain the industry’s best talent.

o	Together, the companies will have improved through-cycle resiliency via enhanced expertise, technology and scale – with greater efficiencies and expanded equipment capabilities.

•	Our combination with ProFrac is a significant step in our continued progress following our restructuring at the end of last year. Through your hard work and dedication to FTSI, we have been able to rebuild a strong foundation and strengthen our business for our next phase of growth. This combination should create more opportunities, not fewer.

Moving Forward

•	This transaction is expected to close in the first quarter of 2022, subject to customary closing conditions, including approval by FTSI stockholders, and regulatory approvals.

•	Today is just the first step in a process to become one company. Until this process is completed, we remain two separate companies.

•	There will be no changes to your day-to-day responsibilities during this process. It is business as usual.

o	Our primary job is to keep FTSI as strong as possible and we must remain focused on our business in every respect, with the same focus on safety, efficiency and quality our customers have come to expect from us.

o	In addition, our customers should not experience any interruption to their services, and our partnerships with vendors will continue as usual.

•	I understand that you might have questions. While we may not have all the answers right now, rest assured that we will provide you with updates as we have more information to share.

o	Please take a moment to review the email from our CEO, Mike Doss, and the recording of the town hall that will be posted on CREW.

o	And, as always, feel free to come to me with any questions throughout the process.

•	Thank you for all your hard work and dedication that has brought us to this important moment.

Employee FAQs

1.	Why is FTSI being sold?

This transaction reflects what we’ve accomplished following our restructuring at the end of last year. Our Board of Directors and executive leadership team have carefully evaluated a range of opportunities, focusing on maximizing value for our stockholders while best positioning our business for the future of our industry.

This transaction will create one of the largest completions focused services companies in the U.S., who will deliver greater efficiencies and expanded equipment capabilities that will enable the combined company to succeed in a rapidly evolving and competitive industry. Together, the companies will have improved through-cycle resiliency via enhanced expertise, technology and scale.

2.	Will we close operations or make other structural changes as a result of this announcement?

Combining with ProFrac means we will be a larger, stronger company with even more opportunities, not fewer – which was an essential element of this process as we considered our options. This transaction is about keeping what’s working and that means keeping everyone who delivers the service our customers need.

3.	Will there be any changes to management or the Board during this process?

Nothing changes as a result of this announcement. However, we will expect changes after closing when we officially become one company. FTSI CEO, Michael Doss, and COO, Buddy Petersen, will step away from the company once the transaction is completed and will not join the new organization.

ProFrac has long respected FTSI and the people that have guided the company through the past few years to the position of strength we are in today. Integration planning is just getting started and many details about the combined company’s full management team are in the early stages of being discussed. We will keep you updated when additional details are finalized and become available.

4.	Will my pay change (base compensation, bonus, commission, etc.), or will my benefits be impacted?

Nothing changes as a result of this announcement, and it remains business as usual. We will keep you apprised of any changes as appropriate.

5.	What is ProFrac’s culture like, and will it be a fit for me?

ProFrac operates in a similar line of business and is headquartered in the same metro area as FTSI. In addition, ProFrac has many employees, including senior management, who are former FTSI employees.

Just like us, ProFrac boasts a strong, employee-centric culture and believes in guiding values that also deeply align with our core values, which have been critical to the ongoing success and strength of our current business. ProFrac understands what our teams in the field have accomplished, is aware of the proud legacy of this company and wants to be a leader in our field. It is difficult to imagine a more seamless partner for FTSI from a cultural standpoint.

6.	What should I do if someone from the media calls to ask about the deal?

Please do not respond to any media inquiries, and immediately refer any media calls to ftscommunications@ftsi.com.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between FTS International, Inc. (“FTSI” or the “Company”) and ProFrac Holdings, LLC (“Acquiror”). In connection with this proposed transaction, FTSI may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document FTSI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of FTSI as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

FTSI, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of FTSI is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about FTSI’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on FTSI's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of FTSI based on current expectations and assumptions relating to FTSI’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of FTSI’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of FTSI, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of FTSI to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that FTSI’s businesses serve which could have an effect on demand for FTSI’s products and impact FTSI’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in FTSI’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of FTSI’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and FTSI does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

[The following talking points were made available for use by the board of directors of FTS International, Inc. on October 22, 2021.]

Introduction

•	Earlier today, we announced that FTS International has agreed to be acquired by ProFrac Holdings in an all-cash transaction.

o	ProFrac is an industry-leading oilfield services company that provides solutions allowing customers to harness critical natural resources.

o	ProFrac offers top of the line, high-pressure pumps paired with the toughest frac equipment crafted for longer-laterals and multi-well pads.

•	I encourage you to review the press release we issued this morning for more details.

Terms of the Agreement

•	The full Board and I carefully evaluated a range of strategic alternatives focused on maximizing value and unanimously determined that this cash offer from ProFrac is in the best interest of all stockholders.

•	The cash offer provides immediate and certain value at an attractive price.

•	This transaction values FTSI at approximately $400 million, including payments to outstanding warrants.

•	FTSI stockholders will receive $26.52 per share of FTSI common stock in cash, which represents an approximate $14% premium over the Company’s 60-day volume-weighted average closing share price October 21, 2021.

•	Considering industry dynamics remain fluid, the agreement includes a 45-day ‘go-shop’ provision, expiring on December 5, 2021. The Board and I believe this is the optimal structure to execute this transaction.

o	There can be no assurance that this “go-shop” period will result in a superior proposal.

•	The transaction is expected to close in the first quarter of 2022, subject to customary closing conditions, including approval by FTSI stockholders and receipt of regulatory approvals.

o	FTSI’s obligation to close the transaction is also conditioned upon approval by a majority of the Company’s stockholders, excluding its largest stockholder THRC Holdings, which is an affiliate of ProFrac.

•	The Company’s common stock will no longer be listed on any public market upon closing of this transaction.

Deal Rationale

•	The transaction will create one of the largest completions focused service companies in the U.S., placing the company in a better position to succeed and compete through cycles, deliver the best level of service to our customers and retain the industry’s best talent.

•	This combination will bring together two strong and respected industry players to deliver greater efficiencies and expanded equipment capabilities that will enable the combined company to succeed in an ever-changing industry.

•	Together, the companies will have improved through-cycle resiliency via enhanced expertise, technology and scale.

Preliminary Q3 Quarterly Results

•	In addition to the transaction announcement, we announced preliminary financial and operational results for the third quarter of 2021. I encourage you to review that press release, which is on FTSI’s website.

•	If you have any questions, please contact FTSI’s CFO, Lance Turner.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between FTS International, Inc. (“FTSI” or the “Company”) and ProFrac Holdings, LLC (“Acquiror”). In connection with this proposed transaction, FTSI may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document FTSI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of FTSI as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

FTSI, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of FTSI is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about FTSI’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on FTSI's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of FTSI based on current expectations and assumptions relating to FTSI’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of FTSI’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of FTSI, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of FTSI to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that FTSI’s businesses serve which could have an effect on demand for FTSI’s products and impact FTSI’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in FTSI’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of FTSI’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and FTSI does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

[The following talking points were made available for use by executives of FTS International, Inc. with investors on October 22, 2021.]

Introduction

•	Earlier today, we announced that FTSI has agreed to be acquired by ProFrac Holdings in an all-cash transaction.

o	ProFrac is an industry-leading oilfield services company that provides solutions allowing customers to harness critical natural resources.

o	ProFrac offers top of the line, high-pressure pumps paired with the toughest frac equipment crafted for longer-laterals and multi-well pads.

•	We encourage you to review the press release we issued this morning for more details.

Terms of the Agreement

•	This transaction values FTSI at approximately $400 million, including payments to outstanding warrants.

•	FTSI stockholders will receive $26.52 per share of FTSI common stock in cash, which represents an approximate 14% premium over the Company’s 60-day volume-weighted average closing share price through October 21, 2021.

o	We believe the cash offer provides immediate and certain value at an attractive price.

•	FTSI’s Board unanimously approved the agreement and recommends that FTSI stockholders vote in favor the transaction.

o	The Board and executive leadership team carefully evaluated a range of strategic alternatives focused on maximizing value and determined that this cash offer from ProFrac is in the best interest of all stockholders.

•	Considering industry dynamics remain fluid, the agreement includes a 45-day ‘go-shop’ provision, expiring on December 5, 2021. We believe this is the optimal structure to execute this transaction.

o	There can be no assurance that this “go-shop” period will result in a superior proposal.

•	The transaction is expected to close in the first quarter of 2022, subject to customary closing conditions, including approval by FTSI stockholders and receipt of regulatory approvals.

o	FTSI’s obligation to close the transaction is also conditioned upon approval by a majority of the Company’s stockholders, excluding its largest stockholder THRC Holdings, which is an affiliate of ProFrac.

•	The Company’s common stock will no longer be listed on any public market upon closing of this transaction.

Deal Rationale

•	The transaction will create one of the largest completions focused service companies in the U.S., placing the company in a better position to succeed and compete through cycles, deliver the best level of service to our customers and retain the industry’s best talent.

•	This combination will bring together two strong and respected industry players to deliver greater efficiencies and expanded equipment capabilities that will enable the combined company to succeed in an ever-changing industry.

•	Together, the companies will have improved through-cycle resiliency via enhanced expertise, technology and scale.

Preliminary Q3 Quarterly Results

•	In addition to the transaction announcement, we announced preliminary financial and operational results for the third quarter of 2021.

•	Preliminary financial results include:

o	Revenue of $88.4 million to $93.4 million

o	Net loss of $9.5 million to $10.5 million

o	Adjusted EBITDA of $5.8 million to $6.8 million

o	Capital expenditures of approximately $13 million

•	Pricing, net of inflation, overall was above expectations and is expected to increase further in the fourth quarter.

•	Utilization has improved in October, and we expect fourth quarter utilization rates to be similar to what we experienced in the second quarter.

o	The underutilization rates in the third quarter were caused by one-off customer-driven scheduling changes and downtime.

o	This unusually high customer-driven downtime caused an estimated $7.6 million negative impact on EBITDA.

•	We continue to believe we remain on track to deliver EBITDA in the mid-teens in the fourth quarter, despite inflationary pressures and impacts from the holidays.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between FTS International, Inc. (“FTSI” or the “Company”) and ProFrac Holdings, LLC (“Acquiror”). In connection with this proposed transaction, FTSI may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document FTSI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of FTSI as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

FTSI, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of FTSI is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about FTSI’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on FTSI's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of FTSI based on current expectations and assumptions relating to FTSI’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of FTSI’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of FTSI, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of FTSI to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that FTSI’s businesses serve which could have an effect on demand for FTSI’s products and impact FTSI’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in FTSI’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of FTSI’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and FTSI does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

[The following is a transcript of a conference call held by FTS International, Inc. on October 22, 2021. This transcript was prepared by a third party and has not been independently verified and may contain errors.]

OK, we are going to go ahead and get started now.

Good morning, everyone and thank you for joining on such short notice.

The purpose of today's town hall list is to discuss the important news that came out this morning.

I will discuss the news in more detail and highlight the opportunities that I believe it will create for FTSI and for you.

As you may have already seen, this morning we announced that FTSI has agreed to be acquired by ProFrac, in an all-cash transaction for $26.52 per share.

That values FTSI at approximately 407 million, including value going to the warrants issued as part of our financial restructuring last year.

Together with ProFrac we will have greatly expanded capabilities that will allow us to compete more effectively with enhanced expertise, technology and scale.

ProFrac’s interest in acquiring FTSI is a validation of the many steps we have taken to improve our business over the years, and it's also a confirmation of the strength and promise they see in our employees, our equipment, and our customer base.

Our board approved the deal after carefully evaluating a range of strategic alternatives focused on maximizing value for our shareholders.

As we've talked about many times before, consolidation in our industry needs to occur, and it is happening.

We needed to become part of a larger organization to remain competitive, regardless of whether it was us doing the acquiring, merging with another company, or us being acquired.

The transaction is expected to close in the first quarter of 2022 and requires approval by a majority of our shareholders, excluding the 19.9% that the Wilks already own. The transaction also requires approval from the Federal Trade Commission, which reviews transactions for possible anticompetitive implications.

The merger agreement includes what is called a Go shop provision.

You may have seen this in the press release.

This allows us to pursue additional acquisition proposals, if any from other potential buyers over the next 45 days.

If a better offer is found the deal we announced with ProFrac may not happen.

Assuming the transaction, closes, the combined company will be private, though ProFrac has expressed interest in going public in the future.

The combined company will operate under the ProFrac name.

While the combined company will create one of the largest and best equipped pressure pumping companies in the United States, it is important to emphasize that we will continue to operate as separate companies until we close.

For now, it is business as usual.

You should see no changes to your day-to-day responsibilities and our customers and vendors.

You should see no changes in how we interact with them.

ProFrac will not be making any business decisions on our behalf and there will be no mixing of assets or personnel until after close.

Now let me explain why I believe ProFrac is an ideal partner for FTSI.

First, ProFrac believes strongly in our industry and its people.

They take a longer-term view of the business.

As such they have made and will continue to make significant investments in the future, which includes investments in electric fleets and other technological innovations.

These investments will improve the competitive standing of the combined company.

Another important aspect is that their approach to equipment management is like ours, as many of you know they built their own equipment in-house.

They fabricate their pumps, and they refurbish their own equipment.

This is highly complementary to what we do and will allow for a smoother integration. The additional capacity that we bring will be critical to future success.

In terms of geography and customer base, there is little overlap.

That means that the combined company will have a stronger national footprint and it also means that there will be many opportunities for the employees of both organizations.

As to the team, what we do know is that transition will take time.

We will work with ProFrac’s management team on more detailed integration plans later in this process and I'll communicate important developments to you along the way.

They are holding off on filling many positions at ProFrac in anticipation of integrating as many of our people as possible.

They are not anticipating shaking up key personnel, nor have they made commitments to their personnel about the combined entity.

In my conversations with them, they are committed to a thoughtful integration process and will seek out the best from both organizations.

I think…. I think it's worth noting that for business reasons they will need to keep our talent in place, especially in these challenging times with labor shortages.

They also will be extremely motivated to keep all of our customers happy, which means no significant changes to the crews or how we conduct business over time.

Of course, there will be changes in the normal course of business and at some point, the equipment will be blended together, and branding will be updated.

Having said that, assuming the deal closes Buddy and myself will transition out of our roles.

The combined company will be led by ProFrac CEO Ladd Wilks and COO Coy Randle.

I'm incredibly proud of what we have accomplished as a team with this company, and I believe that everyone on this call will continue to be successful.

As for compensation, I don't expect any significant changes. ProFrac will need to offer competitive pay, and this is a strong market for employees.

They have a similar benefits program with Blue Cross Blue Shield. In addition, they offer a 401K match that I expect will continue.

While there is tremendous opportunity ahead for FTS, there is still much work to be done.

The best way you can support the company at this time is to stay focused on your current responsibilities.

Please continue serving our customers and each other with the same dedication you do today.

Operational and district managers as well as senior leadership will be available to you to discuss the information we have covered today.

A recording of this town hall will be available on the Crew for those who could not attend, and Buddy and I will be traveling in the coming days weeks to meet with as many of you as possible.

It is important to know that much of the integration planning will not occur until after the 45 day go shop period has ended.

Many decisions will not be made until just before or after closing.

Until then, you may have questions that do not yet have answers, and so I appreciate your patience and understanding this.

Consolidation is a huge milestone for the company.

I hope that you will share in my excitement about the benefits and growth potential this transaction offers our company, our customers and you.

We will be bringing together the best of the best through this combination, not only in services and capabilities but also in our people.

And I can't wait to see what this new chapter has in store.

Alright, that is all I have for today.

I will be back in touch with you soon.

I also wanted to mention that if you do have questions, feel free to send them into fts.communications@ftsi.com and we will respond and also use those questions to help with further employee communications as we go along the way.

Thank you all for your time this morning.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  This communication relates to a proposed transaction between FTS International, Inc. (“FTSI” or the “Company”) and ProFrac Holdings, LLC (“Acquiror”).  In connection with this proposed transaction, FTSI may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”).  This communication is not a substitute for any proxy statement or other document FTSI may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of FTSI as applicable.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

FTSI, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of FTSI is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about FTSI’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on FTSI's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of FTSI based on current expectations and assumptions relating to FTSI’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of FTSI’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of FTSI, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of FTSI to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that FTSI’s businesses serve which could have an effect on demand for FTSI’s products and impact FTSI’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in FTSI’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of FTSI’s Annual Report on Form 10-K for the year ended December 31, 2020. These forward-looking statements speak only as of the date of this communication, and FTSI does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.